UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 April 18, 2006

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                        STANDARD MICROSYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                       0-7422                 11-2234952
(State or other jurisdiction of     (Commission File       (I.R.S. Employer
 incorporation)                      Number)                Identification No.)

                    80 Arkay Drive, Hauppauge, New York 11788
               (Address of principal executive offices) (Zip Code)

                                 (631) 435-6000
              (Registrant's telephone number, including area code)

                                       N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Section 2 - Financial Information


Item 2.02 - Results of Operations and Financial Condition

On April 18, 2006, Standard Microsystems Corporation (the "Company") issued a press release announcing its financial results for its fourth quarter and fiscal year ended February 28, 2006. A copy of the press release is furnished herewith and attached as Exhibit 99.1.

Management of the Company will host a teleconference on April 18, 2006 at 5:00 PM eastern time to discuss the Company's results. Details on accessing the teleconference are contained in the Company's press release dated April 6, 2006 announcing the teleconference. An audio replay of the teleconference will be available on a 24-hour basis from April 18-24, 2006 and can be accessed by dialing 1-888-203-1112 and entering the following passcode: 4095142. In addition, a webcast archive of the audio and slide presentation will be available on the investor relations portion of the Company's website at http://www.smsc.com.

Use of Non-GAAP Financial Information

Included within the press release are non-GAAP financial measures that supplement the Company's Consolidated Statements of Operations prepared under general accepted accounting principles (GAAP). These non-GAAP financial measures adjust the Company's actual results prepared under GAAP to exclude certain charges as more fully described in the accompanying press release. The non-GAAP measures have been reconciled to and should be considered together with the Consolidated Statements of Operations. These non-GAAP measures are not meant as a substitute for GAAP, but are included solely for informational and comparative purposes. The Company's management believes that this information assists in evaluating operational trends, but should not be regarded as a replacement for corresponding, similarly captioned, GAAP measures.

The information in this Item 2.02 and Item 9.01 and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.


Section 9 - Financial Statements and Exhibits


Item 9.01 - Financial Statements and Exhibits

( c )  Exhibits

99.1 - Press release dated April 18, 2006, reporting Standard Microsystems Corporation's financial results for its fourth quarter and fiscal year ended February 28, 2006.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        STANDARD MICROSYSTEMS CORPORATION

                                  (Registrant)



Date:  April 18, 2006                     By:   /s/ DAVID S. SMITH
                                             ---------------------------------
                                             David S. Smith
                                             Senior Vice President and
                                             Chief Financial Officer
                                             (Principal Financial Officer)


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                                  Exhibit Index

Exhibit No.    Description

99.1           Press   release   dated  April  18,  2006,   reporting   Standard
               Microsystems Corporation's financial results for its fourth quarter and fiscal year ended February 28, 2006.